EXHIBIT 10.27
                   ACKNOWLEDGEMENT, WAIVER AND AMENDMENT TO
                            REVOLVING LOAN AGREEMENT

      This Acknowledgement, Waiver and Amendment ("Amendment") to the Revolving Loan Agreement is made as of August 2, 1996 by and between Allstar Systems, Inc., a Texas corporation ("Customer") and IBM Credit Corporation, a Delaware corporation ("IBM Credit").

                                    RECITALS:

      A. Customer and IBM Credit have entered into that certain Agreement for Wholesale Financing ("AWF") dated July 28, 1993, and the Revolving Loan Agreement ("RLA") dated August 5, 1993 (both as amended, supplemented or otherwise modified from time to time, the "Agreement").

      B. Customer (a) is in default of one or more of its financial covenants contained in the Agreement and (b) has been in default of other terms and conditions of the Agreement (as more specifically explained in Section 2 hereof).

      C. IBM Credit is willing to waive such defaults subject to the conditions set forth below.

                                    AGREEMENT

      NOW THEREFORE, in consideration of the premises set forth herein, and for other good and valuable consideration, the value and sufficiency of which is hereby acknowledged, the parties hereto agree that the Agreement is amended as follows:

Section 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement.

Section 2.  Acknowledgement.

      (A) Customer acknowledges that the financial covenants set forth in Attachment A to the RLA are applicable to the financial results of Customer. Customer was required to maintain such financial covenants at all times, and for the financial reviews completed for the quarters ending March 1995, June 1995 and fiscal year ending December 31, 1995, the Customer is not in compliance of some of these financial covenants. Customer further acknowledges its most recent actual attainment for the fiscal year ending December 31, 1995 was as follows:

Covenant                       Covenant Requirement              Actual
- --------                       --------------------              ------
(a)  Net Profit after Tax      Equal to or
     to Revenue                greater than 0.50                  0.57
(b)  Revenue on an annual      Greater than zero and equal
     basis to Working          to or less than 35.00              43.93
     Capital
(c)  Total Liabilities to      Greater than zero and equal
     Tangible Net Worth        to  or less than 12.00             12.70

      (B) In addition, Customer acknowledges that the following defaults occurred:

Term                  Requirement                    Default
- ----                  -----------                    -------
(a)   Ineligible      As required in Section         To the extent Customer
      Accounts        3.7 subsections (d),           included accounts of
                                                     wholly owned
                                                     subsidiary, StrataSoft
                                                     and an unaffiliated
                                                     company named Mintech
                                                     in the Borrowing Base
(b)   Ineligible      As required in Section         To the extent Customer
      Accounts        3.7 subsection (h)             included Accounts
                                                     arising from sales to
                                                     end users who may have
                                                     had right of off-set in
                                                     the Borrowing Base
(c)   Ineligible      As required in Section         To the extent Customer
      Account         3.7 subsection (j)             included Accounts
                                                     arising from the sale
                                                     of demonstrators and
                                                     loaners to end users in
                                                     the Borrowing Base
(d)   Ineligible      As required in Section         To the extent Customer
      Accounts        3.7 subsection (q)             included Accounts in
                                                     the Borrowing Base that
                                                     may have been
                                                     ineligible due to a
                                                     compromise or
                                                     settlement
(e)   Collections     As required in Section         Checks were picked up
                      3.10                           by Customer's sales
                                                     representatives
(f)   Continuing      As required in Section         Customer did not
      Requirements    3.13 subsections (b), (d)      notify/inform IBM
                      and (f)                        Credit as required
(g)   Continuing      As required in Section         Customer at times
      Requirements    3.13 subsection (c)            reached settlements
                                                     with account debtors
(h)   Continuing      As required in Section         Customer commingled
      Requirements    3.13 subsection (g)            returns with other
                                                     inventory

(i)   Warranties,     As required in Section         To the extent Customer
      Reps. and       5.1 subsection (i)             did not disclose to IBM
      Covenants                                      Credit the $1.7M sales
                                                     tax liability in Texas,
                                                     the 401K plan
                                                     irregularities, the
                                                     lawsuits by a former
                                                     employee and end user
(j)   Warranties,     As required in Section         Collateral report was
      Reps. and       5.1 subsection (p) 3)          not received on time on
      Covenants                                      an on-going basis
(k)   Warranties,     As required in Section         3/96 Quarterly
      Reps. and       5.1 subsection (p) 2)          Financial Report not
      Covenants                                      received on 5/23/96
(l)   Warranties,     As required in Section         12/95 Annual Financial
      Reps. and       5.1 subsection (p) 1)          Report not received
      Covenants                                      until 6/01/96
(m)   Negative        As required in Section         Customer did not obtain
      Covenants       5.2 subsection (c)             IBM Credit's express
                                                     prior written consent
                                                     to its merger with
                                                     AllStar Services, Inc.
                                                     and R. Cano, Inc.
(n)   Negative        As required in Section         Customer did not obtain
      Covenants       5.2 subsection (f)             IBM Credit's express
                                                     prior written consent to
                                                     its guarantee of the lease
                                                     obligations of Allstar
                                                     Equities to Jakascki
                                                     Customer did not obtain IBM
                                                     Credit's express prior
                                                     written consent to its loan
                                                     of $157K to J. Long,
                                                     (increasing to $175K), the
                                                     $75K consultant fee paid to
                                                     R. Corey annually and the
                                                     payment of the
(o)   Negative        As required in Section         operating expenses of
      Covenants       5.2 subsection (k)             StrataSoft

Section 3. Waivers to Agreement. IBM Credit hereby waives, through the earlier of November 15, 1996 or the day after the closing of the stock sale of the initial public offering referred to in Section 4 of this Amendment, the defaults of Customer with the terms of the Agreement to the extent such defaults are set forth in Section 2 hereof.

Section 4. IBM Credit Consent. IBM Credit hereby consents to the reincorporation of Customer in Delaware by way of the merger with Allstar Systems, Inc., a Delaware corporation, and to the filing of the initial public offering.

Section 5.  Amendment.  The Agreement is hereby amended as follows:

      Attachment A to the RLA is hereby amended by deleting such Attachment A in its entirety and substituting, in lieu thereof, the Attachment A attached hereto. Such new Attachment A shall be effective as of the date specified in the new Attachment A. The changes contained in the new Attachment A include, without limitation, the following:

(a) Customer shall pay to IBM Credit a waiver fee equal to Ten Thousand Dollars ($10,000.00) billed on or prior to May 31, 1996. Such waiver fees payable to IBM Credit hereunder shall be non-refundable and shall be in addition to any other fees IBM Credit may charge to Customer in the normal course of business;

(b) Customer shall provide to IBM Credit for fiscal year-end 1996 and for each fiscal year-end thereafter financial statements audited by an independent certified public accountant satisfactory to IBM Credit within one hundred and twenty (120) days from end of each fiscal year;

(c) Customer shall meet the following financial covenants at all times (Note:
Until further notice, which may be given by IBM Credit at any time, effective April 1, 1996, Customer must meet the following financial covenants as of the end of each fiscal quarter.)

Covenant                                  Covenant Requirement
- --------                                  --------------------
(a)  Net Profit after Tax to Revenue      Equal to or greater than 0.50
(b)  Revenue on an annual basis           Greater than zero and equal to
     to Working Capital                   or less than 56.00, until 12/31/1996,
                                          and greater than zero and equal to or
                                          less than 52.00 thereafter.
(c)  Total Liabilities to                 Greater than zero and equal to
     Tangible Net Worth                   or less than 12.00

Section 6. Additional Requirements. The Agreement is hereby amended by inserting therein the following new section:

Additional Covenant.

Customer agrees to negotiate in good faith with the intent to execute an Revolving Loan Agreement ("RLA") within 60 days from the date IBM Credit delivered a draft of such RLA on July 30, 1996.

Section 7. Rights and Remedies. Except to the extent specifically waived herein IBM Credit reserves any and all rights and remedies that IBM Credit now has or may have in the future with respect to Customer, including the assessment of charges, fees or acceleration of debt and termination of Customer's credit line as a result of Customer's failure to comply with its financial covenants or other non-financial covenants to IBM Credit. Except to the extent specifically waived herein neither this Amendment, any of IBM Credit's actions or IBM Credit's failure to act shall be deemed to be a waiver of any such rights or remedies.

Section 8. Governing Law. This Amendment shall be governed by and interpreted in accordance with the laws which govern the Agreement.

Section 9. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement.

     IN WITNESS WHEREOF, this Amendment has been executed by duly authorized officers of the undersigned as of the day and year first above written.


Allstar Systems, Inc.                     IBM Credit Corporation

By: /s/ D.R.CHADWICK                      By:/s/ BRIAN G. WHITFIELD

Name:D. R. CHADWICK                       Name:BRIAN G. WHITFIELD

Title:CHIEF FINANCIAL OFFICER             Title:CENTER OPERATIONS MANGER

ATTEST:                                   ATTEST:

/s/ JAMES H. LONG                         /s/ GREG NESTLER

Printed Name: JAMES H. LONG               Printed Name:  GREG NESTLER

                        ATTACHMENT A Dated AUGUST 2, 1996
                                       TO
                 REVOLVING LOAN AGREEMENT Dated August 5, 1993

Customer's Name: Allstar Systems, Inc.

1.   A/R Revolver Credit Line Fees, Rates and Repayment Terms:

     (a) Total Line of Credit in the amount of:
         Twenty Million Dollars ($20,000,000), which includes Accounts Receivable Financing governed by the Revolving Loan Agreement and Inventory Financing governed by the Agreement for Wholesale Financing.

     (b) Borrowing Base:

         (i)    Percentage of the invoice amount of Eligible Accounts
                Receivable: 85%;

         (ii) Percentage of the invoice amount of Eligible Accounts Receivable for Returned Merchandise Authorization (RMA) less than 90 days old; * due from Inacom: 50% of invoice amount at 85% advance rate.
                *  due from other vendors less amount due to vendors:
                   100% of invoice amount at 85% advance rate.

         (iii)  Valuation Percentage on Approved Inventory based on
                Warehouse

                Location         Logical Whse Num  Valuation Percent
                --------         ----------------  -----------------
                Houston                  2                  99%
                Dallas                   3                  99%
                Trade-Ins                5                  99%
                RMA Inventory            6                  99%
                Inacom NE                40                 99%
                Inacom SW                140                99%

  * All logical warehouses with alpha-numeric numbers will be valued at 99%, until 9-1-96, when they will be valued at 0% unless UCC1's are filed and value will then remain at 99%.

**   Logical Warehouse's numbered 4,8,12,13,23,82,83,92,93,98, and 99 are valued at 0%.

     (c) Other Charges: $1,500.00;

     (d) Revolver Financing Charge: Prime Rate plus 2.000%

     (e) Delinquency Fee Rate: Prime Rate plus 6.50%.

                                 ATTACHMENT A TO
                      REVOLVING LOAN AGREEMENT (Continued)

2.   Documentation Requirements: (Other Agreements)

              o   Executed Blocked Account Amendment to a Lockbox
                   Agreement;

              o Executed Notarized Guarantee of any shareholder owning ten percent (10%) or greater of the equity of Customer, excluding Jack Corey.

              o   Executed Notarized Guarantees of companies listed in
                   Attachment B;

              o   Executed Subordinations

     o   A list of:

           o all creditors possessing a security interest or lien on accounts receivable; all creditors will be required to subordinate to IBM Credit or terminate their filings; and

           o all creditors possessing a security interest or lien which is superior to IBM Credit's in any Collateral; creditors may be required to subordinate to IBM Credit.

           o   Executed Agreement for Wholesale Financing dated August, 12
                 1993.

           o Pro forma income statement, balance sheet and cash flow statement for the next 12 months or through the current fiscal year; and

          o business narrative that at a minimum should include an explanation on how Customer plans to accomplish significant changes in revenue, gross profit margin, expenses, operating profit margin and net profit. The Customer's business strategy, anticipated business climate, and the headcount that will produce the projected financial results should also be included. This business narrative to be provided with pro forma financial statements starting with fiscal year end 1997, and thereafter.

                                 ATTACHMENT A TO
                      REVOLVING LOAN AGREEMENT (Continued)

3.   Financial Covenants:

Definitions: The following terms shall have the following respective meanings in this Letter of Understanding. All amounts shall be determined in accordance with generally accepted accounting principles (GAAP).

        Current shall mean within the on-going twelve month period.

        Current Assets shall mean assets that are cash or expected to become cash within the on-going twelve months.

        Current Liabilities shall mean payment obligations resulting from past or current transactions that require settlement within the on-going twelve month period. All indebtedness to IBM Credit shall be considered a Current Liability for purposes of determining compliance with the Financial Covenants.

        Current Ratio shall mean Current Assets divided by Current
        Liabilities.

        Long Term shall mean beyond the on-going twelve month period.

        Long Term Assets shall mean assets that take longer than a year to be converted to cash. They are divided into four categories: tangible assets, investments, intangibles and other.

        Long Term Debt shall mean payment obligations of indebtedness which mature more than twelve months from the date of determination, or mature within twelve months from such date but are renewable or extendible at the option of the debtor to a date more than twelve months from the date of determination.

        Net Profit after Tax shall mean Revenue plus all other income, minus all costs, including applicable taxes.

        Revenue shall mean the monetary expression of the aggregate of products or services transferred by an enterprise to its customers for which said customers have paid or are obligated to pay, plus other income as allowed.

        Revenue on an annual basis shall mean

           o when Customer is required to meet financial covenants at all times: as of the end of each calendar month, the average monthly revenue for the applicable fiscal year multiplied by twelve.

           o when Customer is required to meet financial covenants at the end of each fiscal quarter: as of the end of each fiscal quarter, the year-to-date revenue during the applicable fiscal year annualized.

                                 ATTACHMENT A TO
                      REVOLVING LOAN AGREEMENT (Continued)

3.   Financial Covenants (continued):

        Subordinated Debt shall mean Customer's indebtedness to officers or owners as evidenced by an executed Notes Payable Subordination Agreement in favor of IBM Credit.

        Tangible Net Worth shall mean:

           Total Net Worth minus;

              (a) goodwill, organizational expenses, pre-paid expenses, deferred charges, research and development expenses, software development costs, leasehold expenses, trademarks, trade names, copyrights, patents, patent applications, privileges, franchises, licenses and rights in any thereof, and other similar intangibles (but not including contract rights) and other current and non-current assets;

              (b) all accounts receivable from officers, directors, stockholders and affiliates; and

              (c)  all callable/redeemable preferred stock.

        Total Assets shall mean the total of Current Assets and Long Term
        Assets.

        Total Liabilities shall mean the Current Liabilities and Long Term Debt less Subordinated Debt, resulting from past or current transactions, that require settlement in the future.

        Total Net Worth (the amount of owner's or stockholder's ownership in an enterprise) is equal to Total Assets minus Total Liabilities.

        Working Capital shall mean Current Assets minus Current
        Liabilities.

                                 ATTACHMENT A TO
                      REVOLVING LOAN AGREEMENT (Continued)

3.   Financial Covenants (continued):

Customer will be required to maintain the following financial ratios and amounts at all times. (Note: Until further notice, which may be given by IBM Credit at any time, effective April 1, 1996, Customer must meet the following financial covenants as of the end of each fiscal quarter.

        a) * Net Profit after Tax to Revenue ratio equal to or greater than 0% and equal or greater than .5% on a quarterly basis;

        b) * Ratio of Total Liabilities to the sum of Tangible Net Worth greater than zero and equal to or less than 12.0 on a quarterly basis;

        c) * Revenue on an annual basis to Working Capital ratio greater than zero and equal to or less than 56.0 on a quarterly basis, until 12/31/1996; and ratio greater than zero and equal to or less than
              52.0 on a quarterly basis, thereafter.

* IBM Credit may modify a financial ratio by sending a written notification to Customer. The financial ratio in effect will be as of the date of this Attachment A or the date of the notification whichever is later.

4.   Non Financial Covenants:

     Customer must be in good standing at all times in its state of incorporation and in each state in which it conducts business.

     Customer agrees to provide IBM Credit, no later than the 15th day of each month, reports in a format and containing information that is mutually satisfactory, listing Collateral in Customer's possession as of the close of business on the last day of the immediately preceding month.

     Customer agrees to maintain standard all-risk insurance coverage on all locations in the amount of at least six million dollars ($6,000,000.00). IBM Credit Corporation must be named as a loss payee.

                                 ATTACHMENT A TO
                      REVOLVING LOAN AGREEMENT (Continued)

5.   Financial Report Preparation Requirements:

     Reports due under the terms of the Revolving Loan Agreement shall be prepared as follows:

     Annual reports shall be audited by an independent certified public accountant satisfactory to IBM Credit and delivered to IBM Credit no later than 120 days after the close of the fiscal year.

     Quarterly Reports shall be prepared internally by the Customer and delivered to IBM Credit no later than 45 days after the quarter close.

     Monthly Reports shall be prepared internally by the Customer and delivered to IBM Credit no later than 15 days after the month close.

6.   Customer's state of incorporation is: Texas

7.   Lockbox Information:                6.  IBM Credit Account Information:

     Bank Name: Charter National Bank        Bank Name:  First Chicago Bank

     Address:    7500 Beechnut               Address:    525 W. Monroe
                 P.O. Box 4525                           7th Floor Mailroom
                 Houston, Texas  77210                   Chicago, IL  60661
                                                         Attn: Lockbox 93676

8.   Uniform Commercial Code:

     The Uniform Commercial Code in effect from time to time in the state of Illinois will apply to this Agreement.

                                 ATTACHMENT B TO
                      REVOLVING LOAN AGREEMENT (Continued)

                        ATTACHMENT B Dated AUGUST 2, 1996
                                       TO
                 REVOLVING LOAN AGREEMENT Dated August 6, 1993

1. The address of IBM Credit's place of business where Notices should be delivered:

     Street Address: 2707 West Butterfield Road, Suite 205
     City, State, Zip code: Oak Brook, IL 60521
     Attention: Center Manager
     Telecopy Number: (708) 573 - 7549

2. The exact corporate name of Customer as it appears in its certificate of incorporation is as follows:

     Allstar Systems, Inc.

3. The address of Customer's principal place of business and chief executive office:

     Street Address:                6401 Southwest Freeway
     County:                        Harris
     City, State, Zip code:         Houston, Texas 77074
     Attention:
     Telecopy Number:

4. The address of Customer's place of business where Notices should be delivered:

     Street Address:                6401 Southwest Freeway
     County:                        Harris
     City, State, Zip code:         Houston, Texas 77074
     Attention:
     Telecopy Number:

5. The following is a list of entities affiliated or related to Customer in any way and a description of such affiliation and/or relationship OR attach corporate organization chart to Attachment B:

     Stratasoft, Inc.
     Allstar Equities

                                 ATTACHMENT B TO
                      REVOLVING LOAN AGREEMENT (Continued)

6. The following are all the locations where Customer maintains any inventory, equipment or other assets:

a)   Street Address:          6401 Southwest Freeway
     County:                  Harris
     City, State, Zip code:   Houston, Texas 77074

b)   Street Address:          14202 Proton Road
     County:                  Dallas
     City, State, Zip code:   Dallas, Texas 75344

c)   Street Address:          Inacom Storage Whse, 13900 Chalco Valley Pwy
     County:
     City, State, Zip code:   Omaha, NE

d)   Street Address:          Inacom Storage Whse, 502 Birchcreek Road
     County:
     City, State, Zip code:   Swedesboro, NJ

e)   Street Address:          Apache Operations, 2000 Post Oak, Ste 100
     County:                  Harris
     City, State, Zip code:   Houston, Texas 77056 - 4400

f)   Street Address:          Anadarko , 17001 North Chase
     County:                  Harris
     City, State, Zip code:   Houston, Texas 77060

g)   Street Address:          Bank of America, 1925 John Carpenter Frwy
     County:                  Harris
     City, State, Zip code:   Irving, Texas 75039

h)   Street Address:          Bracewell & Patterson, 711 Louisiana
     County:                  Harris
     City, State, Zip code:   Houston, Texas 77002

i)   Street Address:          Nieman Marcus , 1618 Main Street
     County:                  Dallas
     City, State, Zip code:   Dallas, Texas  75201

j)   Street Address:          Rockwell, 600 Gemini
     County:                  Harris
     City, State, Zip code:   Houston, Texas

                                 ATTACHMENT B TO
                      REVOLVING LOAN AGREEMENT (Continued)

k)   Street Address:          Solvay, 1230 Battle G
     County:
     City, State, Zip code:

l)   Street Address:          Solvay Management, 3333 Richmond
     County:                  Harris
     City, State, Zip code:   Houston, TX 77098

m)   Street Address:          Stratasoft  6401 Southwest Freeway
     County:                  Harris
     City, State, Zip code:   Houston, TX 77074

n)   Street Address:          Unocal, 14141 Southwest Freeway
     County:                  Harris
     City, State, Zip code:   Houston, TX 77478


7. The following are all the places of business of Customer not identified above:

a)   Street Address:
     County:
     City, State, Zip code:
     Collateral Located Here        (Yes)     (No)
     If Yes, identify Collateral

b)   Street Address:
     County:
     City, State, Zip code:
     Collateral Located Here        (Yes)     (No)
     If Yes, identify Collateral

c)   Street Address:
     County:
     City, State, Zip code:
     Collateral Located Here        (Yes)     (No)
     If Yes, identify Collateral